UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the
Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 4, 2005

INFODATA SYSTEMS INC.
(Exact name of Registrant as specified in its charter)

Virginia	0-10416	16-0954695
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13454 Sunrise Valley Drive, Suite 500, Herndon, Virginia	20171
(Address of Principal Executive Office)	(Zip Code)

Registrant's telephone number, including area code:  (703) 934-5205

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[__]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[__]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[__]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[__]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 – Entry into a Material Definitive Agreement.

        During the past several years, the Registrant and certain of its directors and executive officers have entered into indemnity agreements. On February 4, 2005, the board of directors of the Registrant approved entering into indemnity agreements with those current directors and executive officers that had not previously entered into such arrangements. The form of such agreement is attached as Exhibit 10.1 to this Current Report on Form 8-K.

Item 9.01 — Financial Statements and Exhibits.

(c)	Exhibits.

The following exhibit is furnished herewith:

Exhibit 10.1 – Form of Indemnity Agreement.

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INFODATA SYSTEMS INC.
Date: February 4, 2005	By:	/s/ Norman F. Welsch
Norman F. Welsch Chief Financial Officer